                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                              ____________________


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 20, 2000



                       Shared Medical Systems Corporation
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 0-7416             23-1704148
          -----------------     -------------     ------------------
           (State or Other       (Commission       (I.R.S. Employer
           Jurisdiction of       File Number)      Identification No.)
           Incorporation)


             51 Valley Stream Parkway, Malvern, Pennsylvania  19355
            -------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code 610-219-6300
                                                           ------------



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
         ------------

On March 20, 2000, Shared Medical Systems Corporation announced that its Board of Directors scheduled the company's Annual Meeting of Stockholders for June 9, 2000. Also on March 20, 2000, Shared Medical Systems Corporation announced that its Board of Directors approved an amendment to its shareholder rights plan that deletes all provisions requiring that certain actions be approved by "continuing directors."


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

  (C)  Exhibits.

       99.1  Press Release dated March 20, 2000


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             SHARED MEDICAL SYSTEMS CORPORATION


                                             By: /s/ Terrance W. Kyle
                                             -------------------------------
                                             Terrance W. Kyle
                                             Senior Vice President,
                                             Chief Financial Officer,
                                             Treasurer, and Assistant
                                             Secretary


March 20, 2000